Exhibit 10.7

THIS WARRANT AND THE UNDERLYING SHARES OF THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS. THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION INDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER OF SUCH SECURITIES IN EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT.

GLOBAL POWER EQUIPMENT GROUP INC.

WARRANT

Warrant No.	Issuance Date: January 22, 2008
Expiration Date: January 22, 2013

Global Power Equipment Group Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received,                     , or its successors or registered assigns (collectively, and including any of their respective affiliates, (the “Holder”), are entitles to purchase from the Company up to a total of                      shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company (as adjusted from time to time as provided in Section 9, each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $0.8806 per Warrant Share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time ad from time to time, in whole or in part, on or after the date hereof through and including January 22, 2013 (the “Expiration Date”), and subject to the following terms and conditions.

1. Registration of Warrant. The Company shall register the Warrant, upon records to be maintained by the Company for that purpose (the Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or distribution to the Holder, and for all purposes, absent actual notice to the contrary.

2. Registration of Transfers. The Company shall register the transfer of any position of this Warrant in the Warrant register, upon the surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Warrant Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The Acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all rights and obligations of a holder of a Warrant.

3. Warrant and Warrant Shares Not Registered. By receipt of the Warrant, the Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the Securities Act”). The Holder also understands that this Warrant and the Warrant Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act, based in part upon the Holder’s representations contained in the Backstop Agreement, dated as of October 23, 2007, among the Company and the Backstop Purchasers therein (the “Backstop Agreement”). The Holder further understands and agrees with the Company that this Warrant and the Warrant Shares may only be resold, transferred, assigned or hypothecated (i) pursuant to an effective registration statement under the Securities Act, or (ii) pursuant to an exemption from such registration afforded by the Securities Act, in which case the Holder shall deliver to the Company an opinion of counsel, or such other evidence acceptable to the Company, that such exemption is available.

4. Legends.

(a) Legends. The Holder agrees with the Company that certificates evidencing any New Warrants shall bear the same restrictive legend appearing on the face of this Warrant. The Holder further agrees with the Company that the certificates evidencing the Warrant Shares will bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

(b) Removal of Legends. The restrictions upon transferability of this Warrant, the Warrant Shares and the New Warrants (together, the “Securities”) shall cease when (i) such Securities are sold pursuant to a registration statement covering such securities that has become effective pursuant to the Securities Act or (ii) an exemption from such registration exists under the Securities Act and any applicable state securities laws, and the company has received a written opinion from counsel or other evidence satisfactory to the Company to the effect that such registration is not required. When such restrictions upon transferability terminate, upon request from the Holder or the shareholder, as the case may be, the Company shall, or instruct its transfer agent to, promptly, and without expense to the Holder or the shareholder, as the case maybe, issue replacement Securities in the name of the Holder or the shareholder, as the case may be, not bearing the legends set forth on the face of this Warrant or set forth herein.

5. Exercise and Duration of Warrant.

(a) This Warrant shall be exercisable by the registered Holder at any time and from time to time, in whole or in part, on or after the date hereof to and including the Expiration Date. At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b) A Holder may exercise this Warrant by Delivering to the company (i) an exercise notice in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised as provided in Section 10 hereof, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”

6. Delivery of Warrant Shares.

(a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three trading dates after the Exercise Date) issue or cause to be issued and cause to be delivered to the Holder, a certificate for the Warrant Shares issuable upon such exercise. The Holder shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date.

(b) This Warrant is exercisable on or after the date hereof, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect too any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any set off, counterclaim, recoupment, limitation, or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of the law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

7. Charges, Taxes and Expenses. Issuance and delivery of certificates for Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrant in a name other that that of the initial Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant shares upon exercise hereof.

8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of the Warrant as herein provided, the number of Warrant Shares which are the issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price is accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a) Stock Dividends and Splits. If the Company, at any time while this warrant is outstanding, (A) pay a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (B) subdivides outstanding shares of Common Stock into a larger number of shares, or (C) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately after such denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (A) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitles to receive such dividend or distribution, and any adjustment pursuant to clause (B) or (C) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b) Adjustment for Reclassification, Exchange and Substitution. If at any time this Warrant is outstanding, the common Stock issuable upon exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, this Warrant will thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of exercise of this Warrant and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment in this Section 9.

(c) Adjustments for Other Dividends and Distributions. In the case the Company shall, by dividend or otherwise, distribute to all holders of Common Stock shares of any class of capital stock of the Company, debt securities, assets or other property of the Company (Excluding and dividend to distribution referred to in Section 9(a) (any of the foregoing hereinafter in this Section 9(c) call the “Distribution Assets”), then, in each such case, the Exercise Price shall be decreased so that the Exercise Price shall be equal to the price determined by multiplying the Exercise Price in effect on the record date of such distribution with respect t such dividend or distribution by a fraction,

(i) the numerator of which shall be (x) the Fair Market Value (As defined below) per share of the common Stock on such record date minus (y) the fair market value of the Distributed Assets applicable to one share of Common Stock, as determined in good faith by the Board of Directors of the Company (the “Board of Directors”);

(ii) the denominator of which shall be the Fair Market Value per share of the Common Stock on such record date,

such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distributed Assets so distributed applicable to one share of Common Stock is equal to or greater than the Fair Market Value of the Common Stock on such record date, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder shall have the right to receive upon exercise of this warrant the amount of Distributes Assets the Holder would have received had the Holder exercised the Warrant on such record date. In the event that such dividend or distribution is declared but nor so paid or made, the number of shares of Common Stock issuable upon exercise of this Warrant and the Exercise Price shall again be adjusted to be the number of shares of Common Stock issuable upon exercise of this Warrant and the Exercise Price that would be in effect if such dividend or distribution had not been declared.

(iii) For purposes of this Warrant, “Fair Market Value” means:

(A) If the security is traded on a securities exchange or through the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the securities on such exchange or quotation system, or, if there has been no sales on any such exchange or quotation system in any day, the average of the highest bid and lowest asked prices on such exchange or quotation system as of 4:00 pm, New York time, or, if on any day such security is not traded on an exchange or quoted in the Nasdaq Stock Market System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated or any similar successor organization, in such case average over a period of ten (10) business days consisting of the business day as of which the Fair Market Value is being determined and the nine (9) consecutive business days prior to such day; or

(B) If at any time such security is not listed on any consecutive securities exchange or quoted in the Nasdaq Stock Market System or the over-the-counter market, the Fair Market Value shall be the fair value thereof, as determined in good faith by the Board of Directors.

(d) Adjustment for Mergers or Reorganizations, etc. Any reorganization, recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property while this Warrant is outstanding (other than a transaction covered by Sections 9(a) or (c) is referred to herein as an “Organic Change”. Prior to the consummation of any such Organic Change, the Company shall make appropriate provision (as determined in good faith by the Board of Directors) to ensure that the Holder shall have the right to receive, in lieu of or in addition to (as the case may be) such shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant, the kind and amount of securities, cash or other property as the Holder would have received after the Organic Change if the Holder had exercised this Warrant immediately before the effective date of such Organic Change, assuming the Holder did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such Organic Change, provided that, (i) if the kind or amount of stock, other securities or other property class or assets (including cash) receivable upon such Organic Change is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised (“nonelecting share”), then the kind and amount of stock, other securities or other property or assets (including cash) receivable upon exercise of this Warrant shall be the kind and amount so receivable per share by a plurality of the nonelecting shares upon such Organic Change and (ii) if there are no nonelecting shares, then the kind and amount of stock, other securities or other property or assets (including cash) receivable upon exercise of this Warrant shall be deemed to be the kind and amount so receivable per share by a plurality of holders of Common Stock upon such Organic Change. The Company shall not effect and Organic Change unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from the Organic Change assumes by written instrument the obligation to deliver to the Holder such shares f stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire; provided, that any assumption shall not relieve the Company of its obligations hereunder.

(e) Adjustments to the Conversion Prices for Certain Dilutive Issuances.

(i) Special Definitions. For purposes of this Section 9(e), the following definitions apply:

(A) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 9(e)(ii), deemed to be issued) by the Company after the original issue date of this Warrant (other than shares of Common Stock issued or issuable to officers, directors or employees of, or consultants to, the Company pursuant to the Management Incentive Plan and the Management Co-Investment Plan, as contemplated by the plan of reorganization of the Company and its affiliated debtors on the date hereof).

(B) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

(C) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

(ii) Deemed Issuance of Additional Shares of Common Stock. In the event the Company, at any time or from time to time while this Warrant is outstanding, shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Option therefore, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of common Stock issued as of the time of such issuance of such issuance of such Convertible Securities or Options or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(A) no further adjustments to the Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities; and

(B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, that no readjustment pursuant to this clause (B) shall have the effect of increasing the Exercise Price to an amount which exceeds the Exercise Price on the original adjustment date.

(iii) Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock. In the event the Company, at any time while this Warrant is outstanding, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 9(e)(ii)) without consideration or for consideration per share less than the Fair Market Value of the Common Stock, then the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Exercise Price then in effect, by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Fair Market Value in the effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all Convertible Securities had been fully converted into shares of Common Stock and any outstanding Options bearing an exercise price which is lower than the price at which the Additional Shares of Common Stock were issued had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

(iv) Determination of Consideration. For purposes of this Section 9(e), the consideration received by the Company in connect with the issuance of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property. Such consideration shall:

(1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

(2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issuance, as determined by the Board of Directors in good faith; and

(3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both cash and property, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined by the Board of Directors in good faith.

(B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 9(e)(ii) relating to Options and Convertible Securities shall be determined by dividing:

(1) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereof, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

(f) Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price as a result of the calculations made in this Section 9, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted my multiplying such number of Warrant Shares by a fraction, the numerator of which shall be the exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect after giving effect to such adjustment.

(g) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(h) Notice of Adjustment. Upon the occurrence of each adjustment pursuant to the Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. The Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(i) Notice of Corporate Events; Termination. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating, or solicits, stockholder approval for any merger, sale or similar transaction pursuant to which Common Stock is converted or exchanged for cash, securities or property or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction at least 15 calendar days prior to the applicable record or effective date on which a person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10. Payment of Exercise Price. The Holder shall pay the Exercise Price by (i) paying to the Company cash in immediately available funds or (ii) providing a written notice to the Company that the Holder is exercising this Warrant on a “cashless exercise” basis by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of this Warrant which, when multiplied by the Fair Market Value of the Common Stock on the date of exercise, is equal to the aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

11. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

12. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice of communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York City time) on a trading day, (ii) the next trading day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a trading day or later than 5:00 p.m. (New York City time) on any trading day, (iii) the trading day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be as follows:

If to the Company, to:

Global Power Equipment Group Inc.

6120 South Yale

Suite 1480

Tulsa, OK 74136

Attention: Candice L. Cheeseman

Fax: (918) 274-2367

Email: ccheeseman@globalpower.com

If to the Holder, to the address provided in the Backstop Agreement or to such other address provided to the Company in writing.

13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporate resulting form any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

14. Loss, Theft or Destruction of Warrant. In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed, then a replacement Warrant, identical in all respects to the original Warrant (except for any adjustment pursuant hereto to the Exercise Price or number of Warrant Shares issuable hereunder, if different form the numbers shown on the original Warrant) shall be delivered to the Holder by the Company; provided, that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by the Company in connection with such Warrant.

15. Miscellaneous.

(a) This Warrant may only be assigned by the Holder as provided in Section 3 herein. This Warrant may be amended only in writing signed by the Company and the Holder.

(b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefore on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

(c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENJORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THE BACKSTOP AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUITE, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO THE PROCESS BEING SERVED IN ANY SUCH SUITE, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERITIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF, NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon the valid and enforceable provision which shall be a commercially reasonable suitable therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

COMPANY

GLOBAL POWER EQUIPMENT GROUP INC.

By:
Name:
Title:

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: Global Power Equipment Group Inc.

The undersigned is the Holder of Warrant No.              (the “Warrant”) issued by Global Power Equipment Group Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase Warrant Shares pursuant to the Warrant.

3.	The holder shall pay the sum of $ to the Company or hereby Exercises the Warrant on a “cashless exercise” basis in accordance with the terms of Section 10 of the Warrant.

4.	Pursuant to the exercise, the Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

5.	Following this exercise, the Warrant shall be exercisable to purchase a total of Warrant Shares.

Dated: ,	Name of Holder:

(Print)

By:

Name:

Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sell, assigns and transfers unto                                          the right represented by the within Warrant to purchase                      shares of Common Stock of Global Power Equipment Group Inc. to which the within Warrant relates and appoints                      attorney to transfer said right on the books of Global Power Equipment Group Inc. with full power of substitution in the premises.

Dated: ,

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address of Transferee

In the presence of: